Exhibit 99.1

Alight Announces Redemption of All Outstanding Warrants

LINCOLNSHIRE, IL – November 29, 2021 (BUSINESS WIRE) – Alight (NYSE: ALIT) (“Alight or the “Company”), a leading cloud-based provider of integrated digital human capital and business solutions, today announced that the Company will redeem all of its outstanding warrants (the “Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), that were issued under the Warrant Agreement, dated as of May 29, 2020, by and between Foley Trasimene Acquisition Corp. (n/k/a Alight Group, Inc.) (“FTAC”) and Continental Stock Transfer & Trust Company (the “Warrant Agent”), as amended by the Warrant Assumption Agreement, dated as of July 2, 2021 (together, the “Warrant Agreement”), by and between the Company, FTAC and the Warrant Agent, for a redemption price of $0.10 per Warrant (the “Redemption Price”), that remain outstanding at 5:00 p.m. New York City time on December 27, 2021 (the “Redemption Date”).

Redemption Details

Under the terms of the Warrant Agreement, the Company is entitled to redeem all of the outstanding Warrants if the Reference Value (as defined below) equals or exceeds $10.00 per share and, if the Reference Value is less than $18.00 per share, any Private Placement Warrants and Forward Purchase Warrants are also concurrently called for redemption on the same terms as the outstanding Public Warrants (each as defined in the Warrant Agreement). “Reference Value” means the last reported sales price of the shares of Class A Common Stock for any twenty (20) trading days within the thirty (30) trading-day period ending on the third trading day prior to the date on which notice of the redemption is given. This share price performance target has been met. No Private Placement Warrants are outstanding, and the Forward Purchase Warrants are being concurrently called for redemption on the same terms as the outstanding Public Warrants. At the direction of the Company, the Warrant Agent delivered a notice of redemption to each of the registered holders of the outstanding Warrants on November 26, 2021.

In accordance with the Warrant Agreement, upon delivery of the notice of redemption, the Warrants may be exercised either for cash or on a “cashless basis.” Accordingly, holders may continue to exercise Warrants and receive Class A Common Stock in exchange for payment in cash of the $11.50 per warrant exercise price. Alternatively, a holder may surrender Warrants for a certain number of shares of Class A Common Stock (such fraction determined by reference to the Warrant Agreement and described in the notice of redemption) that such holder would have been entitled to receive upon a cash exercise of a Warrant. Holders of Warrants that elect a “make-whole” cashless exercise of the Warrants will receive a number of shares of Class A Common Stock for each Warrant surrendered for exercise to be provided to the holders of Warrants no later than December 13, 2021. The exercise procedures are described in the notice of redemption and the election to purchase included therein. Any Warrants that remain unexercised at 5:00 p.m. New York City time on the Redemption Date will be delisted, void and no longer exercisable, and the holders will have no rights with respect to those Warrants, except to receive the $0.10 per Warrant.

The number of shares of Class A Common Stock that each exercising Warrant holder will receive by virtue of the make-whole cashless exercise (instead of paying the $11.50 per Warrant cash exercise price) will be calculated in accordance with the terms of the Warrant Agreements with reference to the table set forth in Section 6.2 of the Warrant Agreements based on the fair market value of the shares of Class A Common Stock and length of time to the applicable expiration of the Warrants. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Class A Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

Alight understands from the New York Stock Exchange that December 23, 2021, the trading day prior to the Redemption Date, will be the last day on which the Warrants will be traded on the New York Stock Exchange.

None of Alight, its board of directors or employees has made or is making any representation or recommendation to any holder of the Warrants as to whether to exercise, whether on a cash or cashless basis, or refrain from exercising any Warrants.

Issuance of the shares of Class A Common Stock underlying the Warrants has been registered by Alight under the Securities Act of 1933, as amended, and is covered by a registration statement filed on Form S-1 with, and declared effective by, the Securities and Exchange Commission (Registration No. 333-258350). Exercise of Warrants held in “street name” should be directed through the broker of the Warrant holder. In addition to the broker, questions may also be directed to Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attention: Compliance Department, Telephone Number (212) 509-4000.

About Alight Solutions

With an unwavering belief that a company’s success starts with its people, Alight Solutions is a leading cloud-based provider of integrated digital human capital and business solutions. Leveraging proprietary AI and data analytics, Alight optimizes business process as a service (BPaaS) to deliver superior outcomes for employees and employers across a comprehensive portfolio of services. Alight allows employees to enrich their health, wealth and work while enabling global organizations to achieve a high-performance culture. Alight’s 15,000 dedicated colleagues serve more than 30 million employees and family members. Learn how Alight helps organizations of all sizes, including over 70% of the Fortune 100.

For more information, please visit www.alight.com.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to the expectations regarding the redemption of the Alight’s warrants. In some cases, these forward-looking statements can be identified by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties including, among others, risks related to the level of business activity of our clients, risks related to the impact of the COVID-19 pandemic, including as a result of new strains or variants of the virus, competition in our industry, the performance of our information technology systems and networks, our ability to maintain the security and privacy of confidential and proprietary information and changes in regulation. Additional factors that could cause Alight’s results to differ materially from those described in the forward-looking statements can be found under the section entitled “Risk Factors” of Alight’s prospectus filed with the Securities and Exchange Commission (the “SEC”) on August 24, 2021 pursuant to Rule 424(b)(3) under the Securities Act, as such factors may be updated from time to time in Alight’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in Alight’s filings with the SEC. Alight undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Contacts

Investors:

Alight Investor Relations

investor.relations@alight.com

Media:

MacKenzie Lucas

mackenzie.lucas@alight.com